UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

September 23, 2014
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

0-11507	13-5593032
----------------------------------------------------	---------------------------------------------
Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken NJ	07030
----------------------------------------------------	---------------------------------------------
Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code:	(201) 748-6000
---------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR   240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company’s Shareholders was held on September 18, 2014.  Proxies for the meeting were solicited pursuant to Section 14(e) of the Securities Act of 1934 and there was no solicitation in opposition to the Board’s solicitations.  At this meeting, the shareholders were requested to: (1) elect a board of directors; 2) ratify the appointment by the Board of Directors of the Company’s independent public accountants for the fiscal year ending April 30, 2015; (3) cast an advisory vote on executive compensation; (4) consider and approve the 2014 Director Stock Plan; (5) consider and approve the 2014 Executive Annual Incentive Plan; and (6) consider and approve the Key Employee Stock Plan.

(1)
At the Meeting, the holders of 46,825,054 shares of the Company’s Class A Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the number of votes cast for or withheld from each Class A Director:

	FOR	WITHHELD	Broker Non Votes
Mari J. Baker	41,779,583	1,451,321	3,594,150
Raymond W. McDaniel, Jr.	42,793,422	437,482	3,594,150
George Bell	42,998,355	232,549	3,594,150
Kalpana Raina	41,696,633	1,534,271	3,594,150

(1)
At the Meeting, the holders of   9,083,392 shares of the Company’s Class B Common Stock were represented in person or by proxy constituting a quorum.  The tabulation below sets forth the number of votes cast for or withheld for each Class B Director:

	FOR	WITHHELD	Broker Non Votes
William B. Plummer	8,426,698	4,264	652,430
Matthew S. Kissner	8,426,698	4,264	652,430
Eduardo Menascé	8,426,698	4,264	652,430
William J. Pesce	8,401,437	29,525	652,430
Stephen M. Smith	8,400,981	29,981	652,430
Jesse C. Wiley	8,400,981	29,981	652,430
Peter Booth Wiley	8,428,190	2,772	652,430

(2) At the Meeting, the holders of 13,765,897 shares of the Company’s combined Class A and Class B Common Stock were represented in person or by proxy to vote the approval of KPMG LLP as independent accountants for the Company for the fiscal year ending April 30, 2015; tabulation as follows:

FOR	AGAINST	ABSTAIN
13,731,675	29,630	4,592

(3) At the Meeting, the holders of 13,765,897 of the Company’s combined Class A and Class B Common Stock were represented in person to consider and approve, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in the Proxy Statement; tabulation as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,620,315	115,412	18,325	1,011,845

(4) At the Meeting, the holders of 13,765,897 of the Company’s combined Class A and Class B Common Stock were represented in person to consider and approve the 2014 Director Stock Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,622,368	126,591	5,093	1,011,845

(5) At the Meeting, the holders of 13,765,897 of the Company’s combined Class A and Class B Common Stock were represented in person to consider and approve the 2014 Executive Annual Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,690,122	54,847	9,083	1,011,845

(6) At the Meeting, the holders of 13,765,897 of the Company’s combined Class A and Class B Common Stock were represented in person to consider and approve the Key Employee Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,416,413	330,789	6,850	1,011,845

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Stephen M. Smith
Stephen M. Smith
President and Chief Executive Officer

By	/s/ John A. Kritzmacher
John A. Kritzmacher
Executive Vice President and
Chief Financial Officer

Dated: September 23, 2014